FORM 8-K

                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549


                               CURRENT REPORT

                  PURSUANT TO SECTION 13 OR 15 (d) OF THE

                      SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported): November 2, 2000


                        Klamath First Bancorp, Inc.
                        ---------------------------
           (Exact name of registrant as specified in its charter)




         Oregon                      0-26556                   93-1180440
---------------------------        -----------            -------------------
State or other jurisdiction        Commission             (I.R.S. Employer
of incorporation                   File Number            Identification No.)



540 Main Street, Klamath Falls, Oregon                           97601
----------------------------------------                      ----------
(Address of principal executive offices)                      (Zip Code)


     Registrant's telephone number (including area code):  (541) 882-3444

                               Not Applicable
                               --------------
       (Former name or former address, if changed since last report)

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Item 5.  Other Events
---------------------

     On November 2, 2000, the Registrant announced that they had named Kermit
K. Houser as the new President and Chief Executive Officer of the Registrant and its wholly-owned subsidiary, Klamath First Federal Savings and Loan Association ("Klamath First Federal"), effective November 15, 2000.

     For further information, reference is made to the Registrant's press release dated November 2, 2000, which is attached hereto as Exhibit 99 and incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
---------------------------------------------------------------------------

     Exhibit
     -------

       99      Press Release dated November 2, 2000

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                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                    KLAMATH FIRST BANCORP, INC.



DATE:  November 3, 2000             By:  /s/ James D. Bocchi
                                         -------------------------------------
                                         James Bocchi
                                         Acting President and Chief Executive
                                         Officer

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                                 Exhibit 99

                    Press Release Dated November 2, 2000

                         KLAMATH FIRST BANCORP, INC.
                     NAMES KERMIT K. HOUSER NEW PRESIDENT
                         AND CHIEF EXECUTIVE OFFICER


     KLAMATH FALLS, Ore.-- (BUSINESS WIRE)-- Nov. 2, 2000-- Klamath First Bancorp, Inc. (Nasdaq NMS: KFBI)--Rodney N. Murray, chairman of the board, of Klamath First Bancorp, Inc. (the "Company") announced today that the board of directors has named Kermit K. Houser as the Company's new president and chief executive officer effective November 15, 2000.

     Commenting on the search process, Murray remarked, "We were very pleased with the caliber of candidates we were able to speak with during our extensive selection process. Houser's commercial banking experience and other qualifications are a great match with the direction we are moving our company."

     House began his career in banking in 1971 as a loan officer at Wells Fargo Bank in Sacramento, California. In 1976 he joined the Oregon Bank (now Bank of America) as vice president and manager of the Pendleton branch. In 1983 he was recruited by Seattle 1st National Bank (now Bank of America) as vice president and team leader. In 1986 he moved with Seafirst to Portland as vice president and manager to start a new loan production office. Following the consolidation of Seafirst Oregon into Bank of America Oregon in 1991, Houser was named senior vice president and manager for commercial banking. He was elevated to executive vice president and senior credit officer in 1993.
In 1996, Houser moved to Fresno in his most recent position as senior vice president and market executive for Bank of America's South Valley commercial banking. He holds a bachelor of arts degree from California State University, Stanislaus and is a graduate of Pacific Coast Banking School, Seattle, Washington.

     Houser is married and has two grown daughters residing in Portland.

     Klamath First Bancorp, Inc. is the holding company for Klamath First Federal Savings and Loan Association (the "Association") which operates 36 offices, in 22 counties throughout Oregon. Consolidated assets and net earnings through the fiscal year ending September 30, 2000 were $995,575 million and $6.4 million, respectively.

     Safe Harbor Clause: Except for the historical information in this news release, the matters described herein are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and are subject to risks and uncertainties that could cause actual results to differ materially. Such risks and uncertainties include those related to the economic environment, particularly in the region where Klamath First Bancorp, Inc. operates, competitive products and pricing, fiscal and monetary policies of the U.S. government, acquisitions and the integration of acquired businesses, credit risk management, change in government regulations affecting financial institutions, and other risks and uncertainties discussed from time to time in

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Klamath First Bancorp, Inc.'s SEC filings including its 1999 Form 10-K.
Klamath First Bancorp, Inc. disclaims any obligation to publicly announce future events or developments which affect the forward-looking statements herein.

                                   * * * * *


Contact:  Klamath First Bancorp, Inc.
          Frank X. Hernandez (541) 882-3444, ext. 113
          Marshall J. Alexander (541) 882-3444, ext. 120


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